                                                                 EXHIBIT m(1)(i)

                         AMENDED AND RESTATED SCHEDULE 1

                              WITH RESPECT TO THE

                              AMENDED AND RESTATED
                         DISTRIBUTION AND SERVICE PLAN

                                       FOR

                               ING MAYFLOWER TRUST
                       (FORMERLY PILGRIM MAYFLOWER TRUST)

                                     MAXIMUM CLASS A
                                  COMBINED DISTRIBUTION
                                     AND SERVICE FEES
                               ---------------------------
                               (as a percentage of average    LAST CONTINUED/
       NAME OF FUND                 daily net assets)        APPROVED BY BOARD    REAPPROVAL DATE
----------------------------                                 -----------------   -----------------
ING Growth + Value Fund                   0.30%                July 11, 2002     September 1, 2003

ING International Value Fund              0.30%

                                     MAXIMUM CLASS B
                                  COMBINED DISTRIBUTION
                                    AND SERVICE FEES
                               ---------------------------
                               (as a percentage of average    LAST CONTINUED/
       NAME OF FUND                 daily net assets)        APPROVED BY BOARD    REAPPROVAL DATE
----------------------------                                 -----------------   -----------------
ING Growth + Value Fund                   1.00%                July 11, 2002     September 1, 2003

ING International Value Fund              1.00%

                                     MAXIMUM CLASS C
                                  COMBINED DISTRIBUTION
                                     AND SERVICE FEES
                               ---------------------------
                               (as a percentage of average    LAST CONTINUED/
       NAME OF FUND                 daily net assets)        APPROVED BY BOARD    REAPPROVAL DATE
----------------------------                                 -----------------   -----------------
ING Growth + Value Fund                   1.00%                July 11, 2002     September 1, 2003

ING International Value Fund              1.00%